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                                                                   Exhibit 10.05

                   STOCK REPURCHASE AND REGISTRATION AGREEMENT


     This is a Stock Repurchase and Registration Agreement (this "Agreement), dated April 30, 1996 among Acusphere, Inc., a Delaware corporation (the "Company"), Harry R. Allcock ("Allcock"), Sherri C. Oberg ("Oberg"), Robert S. Langer ("Langer"), Richard Kronenthal ("Kronenthal") and Walter Levison ("Levison") (Allcock, Oberg, Langer, Kronenthal and Levison being referred to herein collectively as the "Founders" and individually as a "Founder.")

     WHEREAS, the Company, and the Founders entered into an Amended and Restated Stockholders' Agreement ("Stockholders' Agreement"), dated January 24, 1994, and the Company and Allcock entered into a Stock Restriction Agreement, dated September, 1995 (the "Stock Restriction Agreement"); and

     WHEREAS, Allcock was employed as a consultant to the Company pursuant to a Consulting Agreement dated December ___, 1993 (the "Consulting Agreement"),which has been terminated effective February 6, 1996; and

     WHEREAS, the Company has elected under Section 5 of the Stockholders' Agreement and Section 5 of the Stock Restriction Agreement to repurchase certain shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") held by Allcock, and

     WHEREAS, the Company and the Founders wish to arrange for the resolution of all outstanding issues between the Company and Allcock, including the repurchase of such shares of Common Stock, and to provide certain rights and impose certain obligations on the shares of Common Stock held by all Founders;

     NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agrees as follows:

     1.   TERMINATION OF CONSULTING ARRANGEMENTS.

     Allcock and the Company acknowledge that the Consulting Agreement has been properly terminated, effective as of February 6, 1996, in accordance with its terms; that the Company has no further obligations to Allcock pursuant to the Consulting Agreement; and that Allcock has no further obligations to the Company except as specifically set forth in Sections 6, 7 and 8 of the Consulting Agreement, which survive such termination.

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     2.   REPURCHASE OF UNVESTED SHARES

          A. Allcock hereby sells, transfers and assigns to the Company and the Company hereby repurchases from Allcock 287,159 shares of Common Stock held by Allcock (the "Repurchased Shares") for the aggregate purchase price of $998.93, such amount being the price originally paid by Allcock for the Repurchased Shares (after taking into account a stock dividend paid by the Company after the original issuance of shares of Common Stock the Founders). Upon the execution of this Agreement, the Company has delivered a check for such purchase price to Allcock, and Allcock has delivered to his attorney, for delivery to the Company, the certificate representing the Repurchased Shares, accompanied by an appropriate stock power executed by Allcock. Promptly after receipt of such certificate, the Company will deliver to Allcock a stock certificate representing the balance of the shares of Common Stock held by him represented by such certificate.

          B. The Company and Allcock agree that the Repurchased Shares constitute all of Allcock's Unvested Shares (as such term is defined in the Stockholders' Agreement and the Stock Restriction Agreement), that the Company has no right under Section 5 of the Stockholders' Agreement or the Stock Restriction Agreement to repurchase the remaining shares of Common Stock held by Allcock, and that all such remaining shares are "Vested Shares" as defined in the Stockholders' Agreement and the Stock Restriction Agreement.

          C. The Company and Allcock agree that this Agreement constitutes the Company's notice to repurchase the Repurchased Shares required by the Stockholders' Agreement and the Stock Restriction Agreement and that the repurchase of the Repurchased Shares hereunder satisfies the requirements of
Section 5 of the Stockholders' Agreement and the Stock Restriction Agreement.

     3. REGISTRATION RIGHTS. The Company hereby grants the Founders certain rights to cause the Company to register shares of Common Stock held by them for resale under the Securities Act of 1933, as amended (the "Securities Act"), as and to the extent set forth in this Section 3:

          A.   CERTAIN DEFINITIONS. As used in this Section 3:

               (i) "RESTRICTED STOCK" shall mean the shares of Common Stock held by any of the Founders, excluding those shares (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) which have been publicly sold pursuant to Rule 144 under the Securities Act, (c) which are available for sale pursuant to Rule 144(k) under the Securities Act, or (d) which are Registrable Securities.

               (ii) "REGISTRABLE SECURITIES" shall have the meaning ascribed to such term in the Amended and Restated Investors Rights Agreement dated March 30, 1995,

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     among the Company and certain investors named therein, as the same may be amended from time to time.

          B. INCIDENTAL REGISTRATION. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within fifteen days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders and all other holders of Registrable Securities seeking to sell shares in such underwriting, based upon the number of shares of Restricted Stock or Registrable Securities held by each such holder) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Restricted Stock.

          C. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 3 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

               (iii) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order

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     to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

               (iv) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (vi) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (vii) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of Section 3C(i), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 90 days after the effective date thereof.

          In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          As a condition to their participation in any registration pursuant to
Section 3 covering an underwritten public offering, the Founders shall enter into a written underwriting

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agreement with the managing underwriter selected by the Company in such form and containing such provisions as are agreed upon between the Company and such managing underwriter.

          D.   EXPENSES. All expenses incurred by the Company in complying with
Section 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any described in the next sentence, shall be paid by the Company. All underwriting discounts and selling commissions applicable to the sale of Restricted Stock shall be borne by the participating sellers in proportion to the number of shares sold by each.

          E. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed. All Founders shall be treated equally with respect to any such changes.

          F.   TRANSFERABILITY; TERMINATION.

               (i) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, PROVIDED, HOWEVER, that registration rights conferred herein on the holders or Restricted Stock shall only inure to the benefit of a transferee of Restricted Stock which is a spouse or child of a Founder or a trust for the benefit of a spouse or child of a Founder and which agrees in writing to be bound by the provisions of this Agreement.

               (ii) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 3F(ii).

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               (iii) The obligations of the Company to register shares of
     Restricted Stock under Section 3 shall terminate on the tenth anniversary of the date of this Agreement.

     4. COMPLETE AGREEMENT. Allcock, on the one hand, and the Company and the other Founders on the other, intend this Agreement to be all encompassing and to act as a full and complete resolution and satisfaction of all issues outstanding among them in connection with the cessation Allcock's consulting arrangement with the Company, and the sale by Allcock of his Unvested Shares to the Company. All of the parties acknowledge that the amounts paid by the Company pursuant to the terms of this Agreement and the transactions contemplated hereby shall be complete and unconditional payment, settlement, satisfaction and accord with respect to all obligations and liabilities of each party to the other arising prior to the date hereof. Allcock and his representatives, agents, estate, successors and assignees absolutely and unconditionally hereby release and forever discharge the Company and its successors, assigns, directors, shareholders, officers, employees, attorneys, partners, limited partners, representatives and/or agents, both individually and in their official capacities, from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, debts, judgments, damages and demands of every kind and nature, whether existing or contingent, known or unknown, both in law and equity including, without limitation, claims arising prior to the date hereof out of Allcock's employment as a consultant with and separation from the Company, the sale of his Unvested Shares to the Company and any other contract, express or implied between Allcock and the Company or among Allcock, the other Founders and the Company. Notwithstanding the foregoing, the obligations contained in Sections 6, 7 and 8 of the Consulting Agreement and in the Shareholder Agreement shall survive the execution of this Agreement.

     5.   MISCELLANEOUS.

          A. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original but all of which will be deemed one instrument.

          B. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties with respect to the repurchase of the Unvested Shares, and supersedes any prior understandings or agreements, whether oral or written, concerning the subject matter hereof.

          C. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          D. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Massachusetts.

          E. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, except pursuant to the written consent of the parties.

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          F.   SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of Allcock, the Company and their respective successors and assigns.

     6.   NOTICES.

          A. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

     if to the Company or any other party hereto, at the following address:

                  Acusphere, Inc.
                  38 Sidney Street
                  Cambridge, MA  02139
                  Attention:  President

     if to Allcock, at such address as Allcock has furnished to the Company in writing;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company.

     7. INFORMATION. For so long as a Founder holds at least 10% of the shares of Restricted Stock currently held by such Founder, the Company shall provide to such Founder: (i) copies of audited annual financial statements of the Company;
(ii) copies of all communications sent to the stockholders of the Company generally; and (iii) copies of all press releases distributed by the Company.



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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        ACUSPHERE, INC.:



/s/ Harry R. Allcock                    By: /s/ Sherri C. Oberg
------------------------------------       -------------------------------------
Harry R. Allcock                             Sherri C. Oberg

                                        Title: President and C.E.O.
                                              ----------------------------------
/s/ Sherri C. Oberg
------------------------------------
Sherri C. Oberg



/s/ Robert S. Langer
------------------------------------
Robert S. Langer



/s/ Walter Levison
------------------------------------
Walter Levison



------------------------------------
Richard L. Kronenthal